WAIVER AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS WAIVER AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made and entered into as of the 25th day of June, 2019, by and among INNOVATUS LIFE SCIENCES LENDING FUND I, LP, a Delaware limited partnership (“Innovatus”), as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent” and a Lender and EAST WEST BANK (“Bank” collectively, with Innovatus, “Lender”) and BIONANO GENOMICS, INC., a Delaware corporation (“Borrower”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of March 14, 2019 (as the same has been amended, supplemented or otherwise modified to date, including hereby the “Loan Agreement”);

WHEREAS, Borrower has requested that Lender waive certain defaults and make certain amendments to the Loan Agreement; and

WHEREAS, Lender has agreed to waive such defaults and make such amendments subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Loan Agreement.

2. Waiver; Effect of Waiver. Subject to the terms and conditions of this Amendment, Lender hereby waives the Defaults and Events of Default arising from Borrower’s failure to comply with the requirements of Section 6.6(a) of the Loan Agreement to maintain all of its and its Domestic Subsidiaries’ domestic depository and operating accounts with Bank and subject to a Control Agreement in favor of, and in form and content acceptable to, Collateral Agent on or prior to the date that is 90 days after the Effective Date. The specific waiver contemplated hereby does not constitute a waiver of any provision of the Loan Documents other than as expressly set forth herein, whether now existing or hereafter arising. Neither this Amendment nor any other indulgences that may have been granted to Borrower by Lender shall constitute a course of dealing or otherwise obligate Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Loan Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

3.Amendments to Loan Agreement.

(a)Section 6.6(a) (Operating Accounts) of the Loan Agreement is hereby amended and restated as follows:

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(a)    From and after July 31, 2019, Borrower shall maintain its, and its Domestic Subsidiaries’, domestic depository and operating accounts with Bank, subject to a Control Agreement in favor of, and in form and content acceptable to, Collateral Agent; provided, however, until July 31, 2019, all Collateral Accounts maintained with any bank or financial institution shall be subject to one or more Control are in such form and substance as are acceptable to Collateral Agent.

(b)Section 13 of the Loan Agreement is hereby amended as follows:
(i)    The definition of “Permitted Indebtedness” therein is hereby amended by (A) deleting the word “and” at the end of clause (g) thereof; (B) deleting the period at the end of clause (h) thereof and replacing it with “; and” and (C) adding a new clause (i) thereof as follows:
(i)    Indebtedness consisting of credit cards in an aggregate amount not to exceed $150,000 at any time outstanding.
(ii)    The definition of “Permitted Liens” therein is hereby amended by (A) deleting the word “and” at the end of clause (i) thereof; (B) deleting the period at the end of clause (j) thereof and replacing it with “; and” and (C) adding a new clause (k) thereof as follows:
(k)    Liens securing Indebtedness permitted under clause (i) of the definition of “Permitted Indebtedness”.
4.    Conditions. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of Lender hereunder, it is understood and agreed that this Amendment shall not become effective, and Borrower shall have no rights under this Amendment, until the following conditions have been satisfied:

(a)    Borrower and Lender shall have executed and delivered a counterpart of this Amendment;
(b)    each of the representations and warranties of Borrower contained in Sections 5 and 7 below shall be true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).
5.    Authorization. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender that it has taken all necessary organizational action to authorize the execution and delivery of this Amendment and its performance of this Amendment and the Loan Agreement, as amended by this Amendment. This Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). This Amendment has been duly executed and delivered on behalf of Borrower.

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6.    Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms all of its covenants, duties, indebtedness and liabilities under the Loan Documents to which it is a party.

7.    Representations and Warranties. Borrower hereby represents and warrants to Lender that the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except for representations and warranties that expressly relate to an earlier date, which remain true and correct in all material respects as of said earlier date.

8.    Certain References. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement, as amended by this Amendment.

9.    Costs and Expenses. Borrower agrees to promptly pay all costs and expenses of Lender actually incurred in connection with the preparation, negotiation and execution and delivery of this Amendment and the other agreements and documents executed and delivered in connection herewith, including, without limitation, the reasonable fees and expenses of counsel for Lender with respect thereto.

10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.    Effect of Amendment. Except as set forth expressly herein, all terms of the Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Lender. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or the other Loan Documents. This Amendment shall constitute a Loan Document for all purposes of the Loan Agreement.

13.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Loan Agreement or an accord and satisfaction in regard thereto.

14.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

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15.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

BORROWER:

BIONANO GENOMICS, INC.

By:     /s/ R. Erik Holmlin, Ph.D.
Name:    R. Erik Holmlin, Ph.D.
Title: CEO

Signature Page to Waiver and Second Amendment to Loan Agreement

COLLATERAL AGENT AND LENDER:

INNOVATUS LIFE SCIENCES LENDING FUND I, LP

By: Innovatus Life Sciences GP, LP, its general partner

By: /s/ Andrew Dym
Name: Andrew Dym
Title: Authorized Signatory

EAST WEST BANK:

EAST WEST BANK

By:     /s/ James Tai
Name: James Tai
Title: Managing Director / Head of Life Sciences

Signature Page to Waiver and First Amendment to Loan and Security Agreement